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                                                                      EXHIBIT 24


                               POWER OF ATTORNEY


         We, the undersigned officers and directors of Corrections Corporation of America, hereby severally constitute Doctor R. Crants and Darrell K. Massengale, and each of them, singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names, in the capacities indicated below, the Registration Statement filed herewith and any amendments to said Registration Statement, and generally to do all such things in our name and behalf in our capacities as officers and directors to enable Corrections Corporation of America to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to said Registration Statement and any and all amendments thereto.

         Witness our hands and common seals on the date set forth below.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


          SIGNATURE                                          TITLE                               DATE
          ---------                                          -----                               ----
(i)       Principal Executive
          Officer or Officers



          /s/ Doctor R. Crants                          Chairman of the                     June 30, 1995
          -----------------------------                 Board and Chief
          Doctor R. Crants                              Executive Officer




(ii)      Principal Financial and
          Accounting Officer



          /s/ Darrell K. Massengale                     Vice President,                     June 30, 1995
          -----------------------------                 Finance; Secretary;
          Darrell K. Massengale                         and Treasurer
                                                        (principal financial
                                                        and accounting officer)

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(iv)      A Majority of the
          Board of Directors



/s/ Doctor R. Crants                                    Director                            June 30, 1995
- ------------------------------
Doctor R. Crants



                                                        Director                            June __, 1995
- ------------------------------
Thomas W. Beasley



/s/ Richard H. Fulton                                   Director                            June 30, 1995
- ------------------------------
Richard H. Fulton



/s/ Samuel W. Bartholomew, Jr.                          Director                            June 30, 1995
- ------------------------------
Samuel W. Bartholomew, Jr.



/s/ T. Don Hutto                                        Director                            June 30, 1995
- ------------------------------
T. Don Hutto



                                                        Director                            June __, 1995
- ------------------------------
William F. Andrews


                                                        Director                            June __, 1995
- ------------------------------
Jean-Pierre Cuny